Shareholder Conference Call
Terphane Acquisition
October 26, 2011
Exhibit 99.3

Nancy Taylor

Forward-Looking Statements
These forward-looking statements are not historical facts, but statements that involve risks and uncertainties. Actual results could differ materially from those included in or implied by these forward-
looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking
statements include those discussed in the reports Tredegar files with or furnishes to the Securities and Exchange Commission (the “SEC”)
from time-to-time, including the risks and important factors set forth in additional detail in “Risk Factors” in Tredegar’s 2010 Annual Report on Form 10-K filed with the SEC. Except as required by applicable law or regulations, Tredegar does not undertake, and specifically disclaims any obligation, to update or revise any forward-looking statement.
This presentation contains non-GAAP financial measures. A
reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at www.tredegar.com under
“Investors”.

Our Focus is Manufacturing

Delivering on Our Acquisition Strategy -
Our Stated Objectives
• Business Development as a means for market and
 customer diversification
• Our stated criteria for acquisition: Manufacturing
 presence with:
 – Defendable competitive advantage
 – Growth potential
 – Diversified customer base
 – Good management
 – Favorable market relative to macro trends
 – Global position or opportunity to globalize

- Serves the growing food packaging industry with differentiated, high-value products in high growth geographic markets
- Diversified customer base
- Excellent growth opportunities

TERPHANE

Tredegar
CORPORATION

Delivering on Our Acquisition Strategy:
Terphane Meets All of Our Criteria
• A leading manufacturer of specialized polyester films
 (PET) in Latin American market

Delivering on Our Acquisition Strategy:
Terphane Provides Growth Opportunity
• Brazil - High Growth and Sound Economy
– Growing middle class, growing population
 of new consumers
• Key Growth Area for
 Branded Products
– Appetite for branded food
     and consumer goods
– Market demand for packaging
     technology
• U.S. - Niche, High-Value Products
Distribution of Population
> 20MM People Join Middle Class Since 2005
42%
42%
44%
46%
48%
50%
52%
53%
29%
30%
28%
24%
23%
21%
18%
18%
0%
12%
24%
36%
48%
60%
2002
2003
2004
2005
2006
2007
2008
2009
Middle Income
Lower Income
Source: Fundacao Getulio Vargas

Delivering on Our Acquisition Strategy:
Terphane Provides Strategic Fit
• Highly complementary new customers and end
 markets
• Complements our existing expertise in specialty films
 and broadens our product and technology portfolio
• Adds PET expertise to our Polypropylene (PP)
 capabilities
• Leverages R&D
• Share best practices - technology, process,
 marketing

Tredegar Film Products:
New Latin American Footprint

• Broader Presence
 in the Americas:
 • Production facilities in Cabo
 de Santo Agostinho, Brazil
 and Bloomfield, NY
 • Headquarters in São Paulo
 Terphane
 Tredegar Films

Kevin O’Leary

• Price: $188 million
• Funded with available cash on hand and $125 million in debt from Tredegar’s existing $300 million revolving credit facility
• Net sales of $160 million for the last twelve months, as of
 June 30, 2011
• Expected to be accretive within the next year
• Expected capacity expansion in support of strong growth
 projections for the Brazilian market
Financial Overview
Terphane Acquisition Highlights

Financial Overview
Sources		Uses
Cash	$ 68	Purchase Price	$ 188
Revolving Credit Facility	125	Transaction Costs	5

Total Sources	$ 193	Total Uses	$ 193

Sources & Uses
$ in millions
• Net Debt to Adjusted EBITDA at closing is less than 1.0 times

• Tredegar retains the financial strength to pursue strategies that drive long-term shareholder value
Assuming June 30, 2011 cash levels and LTM historical financials plus borrowing for the transaction.

Financial Overview

1. Historical results
2. Includes Other Operating Segments and Corporate Overhead
Combined Results for Films and Tredegar
Year Ended December 31, 2010
	Terphane1	Films	Combined Films	Combined Tredegar2
Net Sales	$127	$520	$647	$850
Adjusted EBITDA	$ 28	$105	$133	$118
Last Twelve Months Ended June 30, 2011
	Terphane1	Films	Combined Films	Combined Tredegar2
Net Sales	$160	$531	$691	$915
Adjusted EBITDA	$ 44	$103	$147	$136
$ in millions

Purchase Price Summary
Purchase Price	$188MM
EBITDA Multiple (2010 EBITDA1)	6.7x
EBITDA Multiple (LTM EBITDA; as of June 30, 20111)	4.3x
1. Based on Terphane’s historical financials
Financial Overview

K tons
Utilization
5,000
4,000
3,000
2,000
1,000
0
100%
90%
80%
70%
60%
50%
2002
2003
2004
2005
2006
2007
2008
2009
2010E
2011E
2012E
2013E
2014E
Capacity
Production
Utilization Rates

Source: PCI 2010 BOPET report

Tredegar CORPORATION

Financial Overview

Global PET Capacity Utilization Projections

Tredegar
CORPORATION

Tredegar
FILM PRODUCTS

DELIVERING LAYERS OF CONFIDENCE™

TERPHANE

Tredegar
CORPORATION

Summary
• Excited about the growth and diversification
 opportunity
• Meets our acquisition criteria
• Strong strategic fit with Films
• Expands our footprint
• Maintaining financial stability post-acquisition

Q&A